Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Agreement”) dated as of December 1, 2014 is made by and among QUIDEL CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer (each as defined in the Credit Agreement (as defined below), and the Lenders (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of August 10, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 30, 2013 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”). Capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement;
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following new defined term in correct alphabetical order:
““Permitted Convertible Indebtedness” means any unsecured indebtedness issued by the Borrower that is convertible into Equity Interests of the Borrower, or cash or any combination thereof in lieu of such Equity Interests, and is permitted to be issued pursuant to Section 7.03(j).”
(b)    Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Restricted Payment”:
“Notwithstanding the foregoing, the following shall not constitute a Restricted Payment: (1) the conversion of (including any cash payment upon conversion), or payment of any principal or premium on, any Permitted Convertible Indebtedness (including any payment of cash in lieu of fractional shares), (2) the payment of any interest (including any “additional interest” pursuant to the terms of the Permitted Convertible Indebtedness) with respect to any Permitted Convertible Indebtedness, or (3) any conversion rate adjustments to Permitted Convertible Indebtedness pursuant to the terms thereof, including, but not limited to, (i) adjustments resulting from stock or cash dividends on Equity Interests of the Borrower, (ii) subdivisions or combinations of the Equity Interests of the Borrower, (iii) payments in respect of tender or exchange offers in respect of Equity Interests of the Borrower, and (iv) customary make-whole adjustments relating to Permitted Convertible Indebtedness.”
(c)    Section 7.03 of the Credit Agreement is hereby amended by replacing clause (j) thereof in its entirety with the following:
“(j)    unsecured Indebtedness of the Borrower in an aggregate principal amount of up to $230,000,000; provided that such Indebtedness shall (i) not mature or require any payment of principal thereof prior to the Maturity Date and (ii) have covenants that are not more restrictive (taken as a whole) than those set forth herein; provided, further, that the conversion of Permitted Convertible Indebtedness, including any requirement to pay cash upon any conversion of Permitted Convertible Indebtedness in lieu of all or any portion of the Equity Interests of the Borrower due upon conversion of such Permitted Convertible Indebtedness, and the requirement of the Borrower to repurchase Permitted Convertible Indebtedness prior to its stated maturity date upon the occurrence of a fundamental change (which would include customary change of control provisions or a termination of trading of the Borrower’s common stock on the exchange on which it is then listed), shall not constitute a maturity or the requirement of any payment of principal of such Permitted Convertible Indebtedness prior to the Maturity Date hereunder for purposes of this clause (j); and”
(d)    Section 7.06 of the Credit Agreement is hereby amended by deleting from the introductory clause of Section 7.06 the following text: “or incur any obligation (contingent or otherwise) to do so.”
(e)    Section 8.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of clause (e)(i)(B) thereto:
“provided that this clause (B) shall not apply to any conversion or settlement with respect to any Permitted Convertible Indebtedness, in each case pursuant to its terms;”

2.    Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of the date (the “Effective Date”) all of the following conditions precedent have been satisfied:
(a)    the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders; and
(b)    all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
The Administrative Agent and the Lenders agree that the conditions precedent set forth in clause (a) of this Section 2 will be deemed satisfied upon the Administrative Agent’s delivery to the Lenders (including by posting to the Platform) of a fully executed version of this Agreement on the date hereof.
3.    Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
4.    Representations and Warranties. In order to induce the Administrative Agent, the L/C Issuer and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
(b)    The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors as of the date of this Agreement pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)    This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)    No Default or Event of Default has occurred and is continuing.

5.    Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.    Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
7.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
8.    Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14, 10.15 and 10.16 of the Credit Agreement.
9.    Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the L/C Issuer and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

QUIDEL CORPORATION

By: /s/ RANDALL J. STEWARD
Name: Randall J. Steward
Title: CFO

GUARANTORS:

DIAGNOSTIC HYBRIDS, INC.

By: /s/ RANDALL J. STEWARD
Name: Randall J. Steward
Title: Treasurer

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ BRENDA SCHRINER
Name: Brenda Schriner
Title: Vice President

Quidel Corporation
Amendment No. 2 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ JOHN C. PLECQUE
Name: John C. Plecque
Title: Senior Vice President

Quidel Corporation
Amendment No. 2 to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender

By: /s/ MATTHEW KAVAN
Name: Matthew Kavan
Title: Vice President

Quidel Corporation
Amendment No. 2 to Credit Agreement
Signature Page

COMPASS BANK, as Documentation Agent and a Lender

By: /s/ RYAN THERET
Name: Ryan Theret
Title: Vice President

Quidel Corporation
Amendment No. 2 to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ LUCY NIXON
Name: Lucy Nixon
Title: Managing Director

Quidel Corporation
Amendment No. 2 to Credit Agreement
Signature Page